Intangible Assets, Net - Summary of Intangible Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
Computer software	¥ 12,429	$ 1,704	¥ 11,590
Accumulated amortization	(11,442)	(1,568)	(10,626)
Accumulated impairment	(566)	(78)	0
Intangible assets net (excluding goodwill)	¥ 421	$ 58	¥ 964